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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report (Date of Earliest
                        Event Reported): January 16, 2001



                       CHIQUITA BRANDS INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)




        New Jersey                       1-1550                 04-1923360
      (State or Other                 (Commission             (IRS Employer
      Jurisdiction of                 File Number)          Identification No.)
      Incorporation)


                  250 East Fifth Street, Cincinnati, Ohio 45202
                    (Address of Principal Executive Offices)

               Registrant's telephone number, including area code:
                                 (513) 784-8000


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Items 1, 2, 3, 4, 6 , 8 and 9 are not applicable and are omitted from this report.

ITEM 5.  OTHER EVENTS.

         On January 16, 2001 the Company issued a news release announcing that it will propose a restructuring of publicly traded debt issued by Chiquita Brands International, Inc. As part of the restructuring initiative, the Company is discontinuing interest and principal payments on this debt as of January 16, 2001. The Company's subsidiary, Chiquita Brands, Inc., has obtained a commitment for an 18-month secured bank credit facility for up to $85 million. Further information is included in the news release and the term sheet for the commitment, which are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired

                  Not Applicable

         (b)      Pro Forma Financial Information

                  Not Applicable

         (c)      Exhibits

                  99.1     News Release of the Company issued January 16, 2001.

                  99.2 Term Sheet for commitment relating to proposed bank credit facility with Fleet Capital Corporation, Fleet National Bank and Back Bay Capital Funding, LLC.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 16, 2001                   CHIQUITA BRANDS INTERNATIONAL, INC.

                                            By:  /s/William A. Tsacalis
                                               ---------------------------------
                                                 William A. Tsacalis
                                                 Vice President and Controller